EXHIBIT 10.2

FORM OF ACCESSION DEED

To:	ING BANK N.V., SINGAPORE BRANCH as Agent and Security Agent

From:	iGATE COMPUTER SYSTEMS (U.K.) LIMITED and PAN-ASIA iGATE SOLUTIONS

Dated:	April 2014

Dear	Sirs

Pan-Asia iGATE Solutions – Facilities Agreement

dated 22 November 2013, as amended and restated from time to time (the “Facilities Agreement”)

1.	We refer to the Facilities Agreement. This deed (the “Accession Deed”) shall take effect as an Accession Deed for the purposes of the Facilities Agreement. Terms defined in the Facilities Agreement have the same meaning in paragraphs 1, 2 and 3 of this Accession Deed unless given a different meaning in this Accession Deed.

2.	iGate Computer Systems (U.K.) Limited agrees to become an Additional Loan Party and to be bound by the terms of the Facilities Agreement and the other Finance Documents as an Additional Loan Party pursuant to Clause 27.2 (Additional Loan Parties) of the Facilities Agreement. iGate Computer Systems (U.K.) Limited is a company duly incorporated under the laws of England and Wales and is a limited liability company with registered number 02859908.

3.	iGate Computer Systems (U.K.) Limited’s administrative details for the purposes of the Facilities Agreement are as follows:

Address:	The iGATE Building, 264-270 Bath Road, Harlington, Hayes, Middlesex, UB3 5JJ.

Fax No.:	+44 20 8759 9501

Attention:	Mr. Dwarkesh Sanghadia / Mr. Rakesh Kumarswamy Udupi

4.	This Accession Deed and any non-contractual obligations arising out of or in connection with it are governed by English law.

THIS ACCESSION DEED has been signed on behalf of the Security Agent, signed on behalf of the Borrower and executed as a deed by iGate Computer Systems (U.K.) Limited and is delivered on the date stated above.

SIGNED as a DEED by	)
iGATE COMPUTER SYSTEMS (U.K.) LIMITED	)
acting by	)

Director

Witness’s signature

Name

Address

The Borrower

PAN-ASIA iGATE SOLUTIONS

By:

The Security Agent

ING BANK N.V., SINGAPORE BRANCH

By:

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